Exhibit 99.1

News

Contact:
Investors	Media
Gary Peacock	Barry Koling
(404) 658-4879	(404) 230-5268

For Immediate Release

April 8, 2004

SunTrust Reports First Quarter Earnings

Company Cites “Another Quarter” of Positive Performance Trends, Good Bottom Line Results

ATLANTA - SunTrust Banks, Inc. (NYSE: STI) today reported net income for the first quarter of 2004 of $358.5 million, up 9% from the first quarter of 2003. Net income per diluted share was $1.26, up 8% from the $1.17 per diluted share earned in the first quarter of 2003.

“The first quarter of 2004 was another good one for SunTrust and a positive start to the year,” said L. Phillip Humann, SunTrust chairman, president and chief executive officer. “The pattern of positive performance trends that has been steadily picking up steam since the middle of last year is not only continuing, but having an increasingly visible impact on the bottom line.”

Mr. Humann cited in particular strong revenue generation, excellent fee income growth, continued net interest margin expansion and effective expense discipline. On the other hand, Mr. Humann noted that “demand for bank loans by large corporate clients remains elusive.” Mr. Humann added that SunTrust’s first quarter results are supportive of the Company’s stated goal of delivering strong, sustainable earnings growth over a multi-year time frame, under different economic scenarios.

For the quarter, reported return on average total assets (ROA) was 1.16%, and return on average total equity (ROE) was 14.65%. Return on average assets less net unrealized gains on securities was 1.19% and return on average realized equity was 17.59% for the quarter. The Company believes ROA and ROE excluding net unrealized gains from the Company’s securities portfolio is the more indicative performance measure in this area due to SunTrust’s ownership of 48 million shares of The Coca-Cola Company.

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Fully taxable net interest income was $863.9 million in the first quarter, up 4% from the first quarter of 2003. The net interest margin for the quarter was 3.13%, up 4 basis points from the fourth quarter of 2003. As expected, the Company was able to restructure and deconsolidate its multi-seller commercial paper conduit, Three Pillars Funding on March 1, 2004. Excluding the impact of Three Pillars Funding, the net interest margin was up 2 basis points from the fourth quarter of 2003.

Average loans for the first quarter were $79.9 billion, up 9% from the first quarter of 2003, and average earning assets were $111.0 billion, up 6% from the first quarter of 2003. Not including the impact of Three Pillars, average loans in the first quarter were up 7% and average earnings assets were up 4% from the first quarter of 2003.

Average consumer and commercial deposits for the first quarter were $70.4 billion, up 4% from the first quarter of 2003. As one example of SunTrust’s institutional emphasis on customer sales, the Company noted particularly strong continued growth in both DDA deposits and NOW deposit categories, up 17% and 9% respectively from the first quarter of 2003.

The positive impact of SunTrust’s sales focus was also reflected in noninterest income, excluding net securities gains, of $590.2 million in the quarter, up 17% from the first quarter of 2003. Total noninterest income including net securities gains was $595.1 million for the quarter, up 9% from the first quarter of 2003.

Total noninterest income and noninterest income excluding net securities gains both represented 41% of total revenue for the first quarter of 2004.

Total noninterest expense in the first quarter was $889.7 million, up 9% from the first quarter of 2003 and essentially flat from the fourth quarter of 2003. Personnel-related expenses, SunTrust’s largest operating expense component, while up 7% from a year ago, were down 2% from the prior quarter.

Net charge-offs in the first quarter were $58.8 million or 0.30% of average loans, down from $79.8 million, or 0.44% of average loans in the first quarter of 2003. The provision for loan losses was $59.4 million for the first quarter of 2004.

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Nonperforming assets were $331.9 million at quarter end or 0.42% of loans, other real estate owned and other repossessed assets, down 12% from $378.1 million as of December 31, 2003. Nonperforming assets at March 31, 2004 included $302.6 million in nonperforming loans, $18.4 million in other real estate owned and $11.0 million in other repossessed assets. The allowance for loan losses at March 31, 2004 was $942.5 million and represented 1.19% of period-end loans and 311.5% of nonperforming loans. SunTrust’s net charge-off and nonperforming asset levels continue to compare very favorably with the most recently published industry averages.

At March 31, 2004, SunTrust had total assets of $125.2 billion. Equity capital of $10.1 billion represented 8.1% of total assets. Book value per share was $35.74, up 15% from March 31, 2003.

To view the corresponding financial tables and information, please refer to the Investor Relations section located under “About SunTrust” on our Web site at www.suntrust.com. This information may also be directly accessed via the quick link entitled “1st Quarter Earnings Release” located at the lower right hand corner of the SunTrust homepage.

SunTrust management will host a conference call on April 8, 2004 at 8:30 a.m. (Eastern Time) to discuss the earnings results and business trends. Individuals are encouraged to call in beginning at 8:15 a.m. (Eastern Time) by dialing 1-888-822-9863 (Passcode: 1Q04; Leader: Gary Peacock.). Individuals calling from outside the United States should dial 1-484-630-1854 (Passcode: 1Q04; Leader: Gary Peacock). A replay of the call will be available beginning April 8, 2004 and ending April 22, 2004 at 5:00 p.m. (Eastern Time) by dialing 1-888-296-6941 (domestic) or 1-402-998-0531 (international).

Alternatively, individuals may listen to the live webcast of the presentation by visiting the SunTrust Web site at www.suntrust.com. The webcast will be hosted under “Investor Relations” located under “About SunTrust” or may be accessed directly from the SunTrust home page by clicking on the Earnings related link, “1st Quarter Earnings Release”. Beginning the afternoon of April 8, 2004, listeners may access an archived version of the presentation in the “Webcasts” subsection found under “Investor Relations”. A link to the Investor Relations page is also found in the footer of the SunTrust home page.

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SunTrust Banks, Inc., headquartered in Atlanta, Georgia, is one of the nation’s largest commercial banking organizations. The Company operates through an extensive distribution network primarily in Florida, Georgia, Maryland, Tennessee, Virginia and the District of Columbia and also serves customers in selected markets nationally. Its primary businesses include deposit, credit, trust and investment services. Through various subsidiaries the company provides credit cards, mortgage banking, insurance, brokerage and capital markets services. SunTrust’s Internet address is www.suntrust.com.

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This press release may contain forward-looking statements, as defined by federal securities law, which involve significant risks and uncertainties. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies, or guidelines; significant changes in the economic scenario: significant changes in regulatory requirements; and significant changes in securities markets. SunTrust does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Any such statements are made in reliance on the safe harbor protections provided under the Private Securities Act of 1995. For further information regarding SunTrust, please read the SunTrust reports filed with the SEC and available at www.sec.gov.

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SunTrust Banks, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS

	Three Months Ended			% Change
	2004		2003
EARNINGS & DIVIDENDS
Period Ended March 31 (Dollars in millions except per share data)
Net income	$358.5		$327.8	9.3%
Total revenue	1,459.0		1,380.7	5.7
Total revenue less securities gains[1]	1,454.1		1,338.6	8.6

Earnings per share
Diluted	$1.26		$1.17	7.7
Basic	1.28		1.18	8.5
Dividends paid per common share	0.50		0.45	11.1
Average shares outstanding (000s)
Diluted	283,523		281,330	0.8
Basic	279,523		278,631	0.3

KEY RATIOS
Return on average total assets	1.16%		1.12%	3.6%
Return on average assets less net unrealized gains on securities[2]	1.19		1.15	3.5
Return on average total equity	14.65		15.13	(3.2)
Return on average realized equity[2]	17.59		18.16	(3.1)
Net interest margin[3]	3.13		3.21	(2.5)
Efficiency ratio[3]	60.98		59.26	2.9
Period Ended March 31
Book value per share	35.74		31.06	15.1
Total average shareholders’ equity to total average assets	7.95		7.43	7.0
Tier 1 capital ratio	8.05	[4]	7.40	8.8
Total capital ratio	12.00	[4]	11.38	5.4
Tier 1 leverage ratio	7.60	[4]	7.15	6.3

CONDENSED BALANCE SHEETS (Dollars in millions)
Average Balances
Securities available for sale	$25,407		$23,256	9.3%
Loans held for sale	5,316		8,045	(33.9)
Loans	79,905		73,050	9.4
Other earning assets	2,990		3,210	(6.9)
Allowance for loan losses	(954)		(942)	1.2
Intangible assets	1,701		1,553	9.5
Other assets	9,489		10,104	(6.1)

Total assets	$123,854		$118,276	4.7

Consumer and commercial deposits	$70,361		$67,467	4.3
Purchased liabilities[5]	22,915		23,772	(3.6)
Long-term debt	15,413		11,783	30.8
Other liabilities	5,324		6,468	(17.7)

Total liabilities	114,013		109,490	4.1
Realized shareholders’ equity	8,195		7,323	11.9
Accumulated other comprehensive income	1,646		1,463	12.5

Total liabilities and shareholders’ equity	$123,854		$118,276	4.7

Period Ended March 31
Securities available for sale	$26,123		$24,241	7.8
Loans held for sale	5,852		8,221	(28.8)
Loans	79,213		73,850	7.3
Other earning assets	3,470		3,295	5.3
Allowance for loan losses	(943)		(931)	1.2
Intangible assets	1,708		1,577	8.3
Other assets	9,822		9,809	0.1

Total assets	$125,245		$120,062	4.3

Consumer and commercial deposits	$72,449		$69,726	3.9
Purchased liabilities[5]	19,767		23,593	(16.2)
Long-term debt	16,810		11,842	41.9
Other liabilities	6,128		6,203	(1.2)

Total liabilities	115,154		111,364	3.4
Realized shareholders’ equity	8,309		7,317	13.5
Accumulated other comprehensive income	1,782		1,381	29.0

Total liabilities and shareholders’ equity	$125,245		$120,062	4.3

[1]	SunTrust presents total revenue less securities gains. The Company believes total revenue without securities gains is more indicative of the Company’s performance because it isolates income that is primarily customer relationship and customer transaction driven.
[2]	SunTrust presents a return on average assets less net unrealized gains on securities and a return on average realized equity. The foregoing numbers reflect adjustments to remove the effects of the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized gains on the securities portfolio is more indicative of the Company’s return on assets because it more accurately reflects the return on the assets that are related to the Company’s core businesses. The Company also believes that the return on average realized equity is more indicative of the Company’s return on equity because the excluded equity relates primarily to a long term holding of a specific security.
[3]	The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
[4]	Current period tier 1 capital, total capital and tier 1 leverage ratios are estimated as of the press release date.
[5]	Purchased liabilities include foreign and brokered deposits, funds purchased and other short-term borrowings.

SunTrust Banks, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS

	Three Months Ended		% Change
	2004	2003
CREDIT DATA (Dollars in thousands)
Period Ended March 31
Allowance for loan losses - beginning	$941,922	$930,114	1.3%
Provision for loan losses	59,388	80,803	(26.5)
Net charge-offs
Consumer	26,090	35,775	(27.1)
Residential	9,380	2,440	284.4
Commercial	23,317	41,622	(44.0)

Allowance for loan losses - ending	$942,523	$931,080	1.2

Total net charge-offs	$58,787	$79,837	(26.4)
Net charge-offs to average loans	0.30%	0.44%	(31.8)
Period Ended March 31
Nonaccrual loans	$283,918	$520,052	(45.4)
Restructured loans	18,661	—	100.0

Total nonperforming loans	302,579	520,052	(41.8)
Other real estate owned (OREO)	18,380	18,064	1.7
Other repossessed assets	10,953	10,279	6.6

Total nonperforming assets	$331,912	$548,395	(39.5)

Total nonperforming loans to total loans	0.38%	0.70%	(45.7)
Total nonperforming assets to total loans plus OREO and other repossessed assets	0.42	0.74	(43.2)
Allowance to period-end loans	1.19	1.26	(5.6)
Allowance to nonperforming loans	311.5	179.0	74.0

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	As of March 31		Increase/(Decrease)
	2004	2003	Amount	%
ASSETS

Cash and due from banks	$3,364,176	$3,817,238	$(453,062)	(11.9)%
Interest-bearing deposits in other banks	16,398	10,809	5,589	51.7
Trading assets	2,139,399	1,861,777	277,622	14.9
Securities available for sale[1]	26,122,547	24,241,046	1,881,501	7.8
Funds sold and securities purchased under agreements to resell	1,314,231	1,422,896	(108,665)	(7.6)
Loans held for sale	5,852,118	8,220,705	(2,368,587)	(28.8)

Loans	79,212,829	73,849,829	5,363,000	7.3
Allowance for loan losses	(942,523)	(931,080)	(11,443)	1.2

Net loans	78,270,306	72,918,749	5,351,557	7.3

Goodwill	1,079,640	967,949	111,691	11.5
Other intangible assets	628,223	609,211	19,012	3.1
Other assets	6,457,463	5,991,767	465,696	7.8

Total Assets[2]	$125,244,501	$120,062,147	$5,182,354	4.3

LIABILITIES

Noninterest-bearing consumer and commercial deposits	$20,136,810	$17,964,170	$2,172,640	12.1
Interest-bearing consumer and commercial deposits	52,312,167	51,761,607	550,560	1.1

Total consumer and commercial deposits	72,448,977	69,725,777	2,723,200	3.9
Brokered deposits	3,568,493	4,180,861	(612,368)	(14.6)
Foreign deposits	4,852,124	4,099,738	752,386	18.4

Total deposits	80,869,594	78,006,376	2,863,218	3.7

Funds purchased and securities sold under agreements to repurchase	10,197,739	14,619,021	(4,421,282)	(30.2)
Other short-term borrowings	1,148,290	693,129	455,161	65.7
Long-term debt	16,809,810	11,842,215	4,967,595	41.9
Trading liabilities	1,028,592	1,048,005	(19,413)	(1.9)
Other liabilities	5,100,024	5,155,112	(55,088)	(1.1)

Total liabilities	115,154,049	111,363,858	3,790,191	3.4

SHAREHOLDERS’ EQUITY

Preferred stock, no par value	—	—	—	—
Common stock, $1.00 par value	294,163	294,163	—	—
Additional paid in capital	1,293,732	1,275,642	18,090	1.4
Retained earnings	7,366,636	6,523,222	843,414	12.9
Treasury stock and other	(645,739)	(775,550)	129,811	(16.7)

Realized shareholders’ equity	8,308,792	7,317,477	991,315	13.5

Accumulated other comprehensive income	1,781,660	1,380,812	400,848	29.0

Total shareholders’ equity	10,090,452	8,698,289	1,392,163	16.0

Total Liabilities and Shareholders’ Equity	$125,244,501	$120,062,147	$5,182,354	4.3

Common shares outstanding	282,331,789	280,023,826	2,307,963	0.8
Common shares authorized	750,000,000	750,000,000	—	—
Treasury shares of common stock	11,830,968	14,138,931	(2,307,963)	(16.3)

[1]Includes net unrealized gains of:	$2,787,148	$2,207,002	$580,146	26.3
[2]Includes earning assets of:	111,870,374	107,400,060	4,470,314	4.2

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

	Three Months Ended
	March 31		Increase/(Decrease)
	2004	2003	Amount	%
Interest income	$1,173,864	$1,218,121	$(44,257)	(3.6)%
Interest expense	322,216	395,651	(73,435)	(18.6)

NET INTEREST INCOME	851,648	822,470	29,178	3.5
Provision for loan losses	59,388	80,803	(21,415)	(26.5)

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	792,260	741,667	50,593	6.8

NONINTEREST INCOME
Service charges on deposit accounts	163,218	157,821	5,397	3.4
Trust and investment management income	136,218	120,795	15,423	12.8
Retail investment services	45,738	37,468	8,270	22.1
Other charges and fees	92,747	78,271	14,476	18.5
Investment banking income	44,813	33,812	11,001	32.5
Trading account profits and commissions	29,390	30,793	(1,403)	(4.6)
Credit card and other fees	31,694	28,673	3,021	10.5
Other noninterest income	46,341	17,987	28,354	157.6
Securities gains	4,927	42,039	(37,112)	(88.3)

Total noninterest income	595,086	547,659	47,427	8.7

NONINTEREST EXPENSE
Personnel expense	506,796	473,725	33,071	7.0
Net occupancy expense	61,859	57,722	4,137	7.2
Outside processing and software	65,626	57,054	8,572	15.0
Equipment expense	45,085	43,470	1,615	3.7
Marketing and customer development	30,219	24,879	5,340	21.5
Amortization of intangible assets	15,640	16,717	(1,077)	(6.4)
Other noninterest expense	164,523	144,662	19,861	13.7

Total noninterest expense	889,748	818,229	71,519	8.7

INCOME BEFORE INCOME TAXES	497,598	471,097	26,501	5.6
Provision for income taxes	139,121	143,249	(4,128)	(2.9)

NET INCOME	$358,477	$327,848	$30,629	9.3

Net interest income (taxable-equivalent)[1]	$863,904	$833,013	$30,891	3.7

Earnings per share
Diluted	1.26	1.17	0.09	7.7
Basic	1.28	1.18	0.10	8.5

Cash dividends paid per common share	0.50	0.45	0.05	11.1
Average shares outstanding (000s)
Diluted	283,523	281,330	2,193	0.8
Basic	279,523	278,631	892	0.3

[1]	Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

SunTrust Banks, Inc. and Subsidiaries

SELECTED FINANCIAL INFORMATION

	1st Quarter 2004	4th Quarter 2003	3rd Quarter 2003	2nd Quarter 2003	1st Quarter 2003
RESULTS OF OPERATIONS (Dollars in thousands, except per share data)

Net interest income	$851,648	$865,520	$832,800	$799,513	$822,470
Provision for loan losses	59,388	70,286	79,799	82,662	80,803

Net credit income	792,260	795,234	753,001	716,851	741,667
Securities gains	4,927	19,501	31,098	31,238	42,039
Other noninterest income	590,159	564,571	543,380	565,554	505,620

Net credit and noninterest income	1,387,346	1,379,306	1,327,479	1,313,643	1,289,326
Noninterest expense	889,748	884,794	859,865	837,728	818,229

Income before income taxes	497,598	494,512	467,614	475,915	471,097
Provision for income taxes	139,121	152,005	136,031	145,556	143,249

Net Income	$358,477	$342,507	$331,583	$330,359	$327,848

Net interest income (taxable-equivalent)	$863,904	$877,501	$844,388	$810,415	$833,013
Total revenue	1,458,990	1,461,573	1,418,866	1,407,207	1,380,672
Total revenue less securities gains[1]	1,454,063	1,442,072	1,387,768	1,375,969	1,338,633

Earnings per share
Diluted	$1.26	$1.21	$1.18	$1.17	$1.17
Basic	1.28	1.23	1.19	1.19	1.18

Dividends paid per common share	0.50	0.45	0.45	0.45	0.45
Average shares outstanding (000s)
Diluted	283,523	282,537	281,567	280,287	281,330
Basic	279,523	278,852	278,296	277,397	278,631

SELECTED AVERAGE BALANCES (Dollars in millions)
Total assets	$123,854	$124,756	$126,702	$119,448	$118,276
Earning assets	111,038	112,730	112,329	106,606	105,249
Unrealized gains on securities available for sale	2,580	2,364	2,402	2,293	2,312
Loans	79,905	79,370	77,733	74,311	73,050
Interest-bearing liabilities	89,792	91,213	90,464	86,414	86,834
Total deposits	80,362	81,082	81,373	79,804	77,847
Shareholders’ equity	9,840	9,436	9,237	8,864	8,787

SELECTED RATIOS
Net interest margin[2]	3.13%	3.09%	2.98%	3.05%	3.21%
Return on average total assets	1.16	1.09	1.04	1.11	1.12
Return on average assets less net unrealized gains on securities[3]	1.19	1.11	1.06	1.13	1.15
Return on average total equity	14.65	14.40	14.24	14.95	15.13
Return on average realized equity[3]	17.59	17.13	17.06	17.87	18.16

CREDIT DATA (Dollars in thousands)
Allowance for loan losses - beginning	$941,922	$941,423	$940,889	$931,080	$930,114
Allowance from acquisitions and other activity - net	—	—	—	9,324	—
Provision for loan losses	59,388	70,286	79,799	82,662	80,803
Net charge-offs	58,787	69,787	79,265	82,177	79,837

Allowance for loan losses - ending	$942,523	$941,922	$941,423	$940,889	$931,080

Net charge-offs to average loans	0.30%	0.35%	0.40%	0.44%	0.44%
Period Ended
Nonaccrual loans	$283,918	$336,587	$423,320	$480,582	$520,052
Restructured loans	18,661	14,782	9,241	2,500	—

Total nonperforming loans	302,579	351,369	432,561	483,082	520,052
Other real estate owned (OREO)	18,380	16,458	19,607	20,887	18,064
Other repossessed assets	10,953	10,270	11,637	11,421	10,279

Total nonperforming assets	$331,912	$378,097	$463,805	$515,390	$548,395

Total nonperforming loans to total loans	0.38%	0.44%	0.55%	0.64%	0.70%
Total nonperforming assets to total loans plus OREO and other repossessed assets	0.42	0.47	0.59	0.68	0.74
Allowance to period-end loans	1.19	1.17	1.19	1.25	1.26
Allowance to nonperforming loans	311.5	268.1	217.6	194.8	179.0

[1]	SunTrust presents total revenue less securities gains. The Company believes total revenue without securities gains is more indicative of the Company’s performance because it isolates income that is primarily customer relationship and customer transaction driven.
[2]	The net interest margin is presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
[3]	SunTrust presents a return on average assets less net unrealized gains on securities and a return on average realized equity. The foregoing numbers reflect adjustments to remove the effects of the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized gains on the securities portfolio is more indicative of the Company’s return on assets because it more accurately reflects the return on the assets that are related to the Company’s core businesses. The Company also believes that the return on average realized equity is more indicative of the Company’s return on equity because the excluded equity relates primarily to a long term holding of a specific security.

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED DAILY AVERAGE BALANCES,

AVERAGE YIELDS EARNED AND RATES PAID

(Dollars in millions; yields on taxable-equivalent basis)

	Three Months Ended
	March 31, 2004			March 31, 2003
	Average Balances	Interest Income/ Expense	Yields/ Rates	Average Balances	Interest Income/ Expense	Yields/ Rates
Assets
Loans:
Real estate 1-4 family	$17,758.0	$230.5	5.19%	$14,622.6	$230.3	6.30%
Real estate construction	4,546.3	49.3	4.36	3,947.4	47.4	4.87
Real estate equity	7,111.8	73.9	4.18	5,417.8	61.6	4.61
Real estate commercial	9,295.0	106.9	4.63	9,105.3	117.9	5.25
Commercial	28,464.1	250.2	3.54	27,837.8	270.4	3.94
Business credit card	140.0	2.4	6.74	119.7	2.2	7.26
Consumer – direct	3,533.1	42.2	4.81	3,755.2	49.7	5.36
Consumer – indirect	8,727.4	130.3	6.01	7,711.0	139.1	7.32
Nonaccrual and restructured	329.2	6.0	7.33	533.0	2.7	2.03

Total loans	79,904.9	891.7	4.49	73,049.8	921.3	5.11
Securities available for sale:
Taxable	22,462.5	212.9	3.79	20,554.3	181.3	3.53
Tax-exempt	364.6	5.7	6.21	390.1	6.4	6.57

Total securities available for sale	22,827.1	218.6	3.83	20,944.4	187.7	3.58
Funds sold and securities purchased under agreement to resell	1,240.5	3.3	1.06	1,472.9	4.6	1.25
Loans held for sale	5,316.1	67.1	5.05	8,044.7	111.0	5.52
Interest-bearing deposits	15.2	—	0.85	11.6	—	1.15
Trading assets	1,734.4	5.4	1.24	1,725.6	4.1	0.96

Total earning assets	111,038.2	1,186.1	4.30	105,249.0	1,228.7	4.73
Allowance for loan losses	(953.7)			(942.0)
Cash and due from banks	3,371.2			3,475.4
Premises and equipment	1,612.0			1,603.4
Other assets	6,205.7			6,578.8
Unrealized gains on securities available for sale	2,580.3			2,311.6

Total assets	$123,853.7			$118,276.2

Liabilities and Shareholders’ Equity
Interest-bearing deposits:
NOW accounts	$12,332.1	$11.8	0.38%	$11,326.5	$14.9	0.53%
Money Market accounts	22,136.8	42.3	0.77	21,856.3	60.4	1.12
Savings	6,334.2	10.1	0.64	6,218.6	14.0	0.91
Consumer time	7,268.8	37.6	2.08	8,435.3	61.0	2.93
Other time	3,392.4	19.9	2.36	3,442.3	16.0	1.89

Total interest-bearing consumer and commercial deposits	51,464.3	121.7	0.95	51,279.0	166.3	1.31
Brokered deposits	3,903.1	22.5	2.28	3,914.5	34.0	3.47
Foreign deposits	6,097.5	16.5	1.07	6,465.4	19.9	1.23

Total interest-bearing deposits	61,464.9	160.7	1.05	61,658.9	220.2	1.45
Funds purchased and securities sold under agreements to repurchase	10,175.6	19.8	0.77	12,644.7	32.5	1.03
Other short-term borrowings	2,738.5	11.0	1.62	747.2	2.1	1.15
Long-term debt	15,412.9	130.7	3.41	11,782.9	140.9	4.85

Total interest-bearing liabilities	89,791.9	322.2	1.44	86,833.7	395.7	1.85
Noninterest-bearing deposits	18,896.7			16,187.8
Other liabilities	5,324.8			6,468.1
Realized shareholders’ equity	8,194.6			7,323.1
Accumulated other comprehensive income	1,645.7			1,463.5

Total liabilities and shareholders’ equity	$123,853.7			$118,276.2

Interest rate spread			2.86%			2.88%

Net Interest Margin			3.13%			3.21%

SunTrust Banks, Inc. and Subsidiaries

RECONCILEMENT OF NON-GAAP MEASURES

APPENDIX A TO THE PRESS RELEASE

	1st Quarter 2004	4th Quarter 2003	3rd Quarter 2003	2nd Quarter 2003	1st Quarter 2003
NON-GAAP MEASURES PRESENTED IN THE PRESS RELEASE (Dollars in thousands)

Return on average total assets	1.16%	1.09%	1.04%	1.11%	1.12%
Impact of excluding net unrealized securities gains	0.03	0.02	0.02	0.02	0.03

Return on average total assets less net unrealized gains on securities	1.19%	1.11%	1.06%	1.13%	1.15%

Return on average total shareholders’ equity	14.65%	14.40%	14.24%	14.95%	15.13%
Impact of excluding net unrealized securities gains	2.94	2.73	2.82	2.92	3.03

Return on average realized shareholders’ equity	17.59%	17.13%	17.06%	17.87%	18.16%

Net interest income	$851,648	$865,520	$832,800	$799,513	$822,470
FTE adjustment	12,256	11,981	11,588	10,902	10,543

Net interest income - FTE	863,904	877,501	844,388	810,415	833,013
Noninterest income	595,086	584,072	574,478	596,792	547,659

Total revenue	1,458,990	1,461,573	1,418,866	1,407,207	1,380,672
Securities gains	(4,927)	(19,501)	(31,098)	(31,238)	(42,039)

Total revenue less securities gains	$1,454,063	$1,442,072	$1,387,768	$1,375,969	$1,338,633

	1st Quarter 2004	4th Quarter 2003	Change %[2]	1st Quarter 2004	1st Quarter 2003	Change %
NON-GAAP DISCLOSURES FOR IMPACTS OF THREE PILLARS, AFFORDABLE HOUSING CONSOLIDATION, AND FICA (Dollars in millions)

Average loans - reported	$79,905	$79,370	0.7%	$79,905	$73,050	9.4%
Impact of Three Pillars	(1,430)	(2,243)		(1,430)	—

Average loans excluding Three Pillars	$78,475	$77,127	1.7	$78,475	$73,050	7.4

Average earning assets – reported	$111,038	$112,730	(1.5)	$111,038	$105,249	5.5
Impact of Three Pillars	(1,715)	(2,699)		(1,715)	—

Average earning assets excluding Three Pillars	$109,323	$110,031	(0.6)	$109,323	$105,249	3.9

Average commercial loans – reported	$28,464	$29,289	(2.8)	$28,464	$27,838	2.2
Impact of Three Pillars	(1,430)	(2,243)		(1,430)	—

Average commercial loans excluding Three Pillars	$27,034	$27,046	—	$27,034	$27,838	(2.9)

Average commercial loan yield – reported	3.54%	3.58%	(1.1)	3.54%	3.94%	(10.2)
Impact of Three Pillars	0.06	0.11		0.06	—

Average commercial loan yield excluding Three Pillars	3.60%	3.69%	(2.4)	3.60%	3.94%	(8.6)

Net interest margin - reported	3.13%	3.09%	1.3	3.13%	3.21%	(2.5)
Impact of Three Pillars	0.04	0.06		0.04	—
Impact of affordable housing consolidation	0.01	0.01		0.01	—

Net interest margin excluding Three Pillars and affordable housing consolidation	3.18%	3.16%	0.6	3.18%	3.21%	(0.9)

Net charge-offs to average loans – reported	0.30%	0.35%	(14.3)
Impact of Three Pillars	—	0.01

Net charge-offs to average loans excluding Three Pillars	0.30%	0.36%	(16.7)

Allowance to period-end loans – reported	1.19%	1.17%	1.7
Impact of Three Pillars	—	0.03

Allowance to period-end loans excluding Three Pillars	1.19%	1.20%	(0.8)

Total nonperforming loans to total loans - reported	0.38%	0.44%	(13.6)
Impact of Three Pillars	—	0.01

Total nonperforming loans to total loans excluding Three Pillars	0.38%	0.45%	(15.6)

Total nonperforming assets to total loans plus OREO and other repossessed assets - reported	0.42%	0.47%	(10.6)
Impact of Three Pillars	—	0.01

Total nonperforming assets to total loans plus OREO and other repossessed assets excluding Three Pillars	0.42%	0.48%	(12.5)

(Dollars in thousands)
Personnel expense - reported	$506,796	$516,171	(1.8)
FICA & unemployment tax	40,766	21,772

Personnel expense excluding FICA & unemployment	$466,030	$494,399	(5.7)

Noninterest expense - reported	$889,748	$884,794	0.6
FICA & unemployment tax	40,766	21,772

Noninterest expense excluding FICA & unemployment tax	$848,982	$863,022	(1.6)

[1]	Under the provisions of FASB Interpretation No. 46, SunTrust consolidated its commercial paper conduit, Three Pillars, effective July 1, 2003. As of March 1, 2004, Three Pillars was restructured and deconsolidated. Certain other affordable housing limited partnerships were also consolidated beginning in the third quarter of 2003. Adjustments were made to reported figures for comparability purposes.
[2]	Multiply by 4 to calculate sequential annualized growth or reductions discussed in the earnings call.

Appendix A